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                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Litronic Inc.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



                    Delaware                             3-0757190
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                   (State of                           (IRS Employer
         incorporation or organization)             Identification No.)



2030 Main Street, Suite 1250 Irvine, California          92614
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(Address of Principal Executive Offices)               (Zip Code)

If this form relates to the Registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

Registration No. 333-72151

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                      Name of each exchange on which
to be so registered                      each class is to be registered

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Securities to be registered pursuant to Section 12(g) of the Act:

                         common stock, $0.01 par value
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                               (Title of class)
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        Item 1. Description of Registrant's Securities to be Registered.

For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Securities:
Common Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended, filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

        Item 2. Exhibits.

The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended, filed under the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.

Exhibit No.                 Description

    1 Certificate of Incorporation, as amended on February 5, 1999 (filed as exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended)

    2 By-Laws of the Registrant (filed as exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended)

    3 Form of Amended and Restated Certificate of Incorporation (filed as exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended)

    4 Specimen Stock Certificate for the Registrant's Common Stock (filed as exhibit 4.3 to the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended)

    5                           Registration Rights Agreement (filed as exhibit
                                4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended)

    6 Warrant Agreement (filed as exhibit 4.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-72151), as amended)

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                Litronic Inc.

                                May __, 1999

                                By: /s/ Kris Shah
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                                   Kris Shah
                                   Chairman and Chief Executive Officer